Exhibit 99.2

Metro Bancorp, Inc.
Selected Consolidated Financial Data

	At or for the					At or for the
	Three Months Ended					Twelve Months Ended

	December 31,	September 30,	%	December 31,	%	December 31,	December 31,	%
(in thousands, except per share amounts)	2010	2010	Change	2009	Change	2010	2009	Change

Income Statement Data:

Net interest income	$20,446	$19,987	2%	$18,575	10%	$79,850	$75,606	6%
Provision for loan losses	2,600	13,400	(81)	1,800	44	21,000	12,425	69
Noninterest income	8,535	7,640	12	7,178	19	29,380	24,457	20
Total revenues	28,981	27,627	5	25,753	13	109,230	100,063	9
Noninterest operating expenses	24,548	24,159	2	25,646	(4)	97,103	91,710	6
Net income (loss)	1,457	(6,160)		(890)		(4,337)	(1,898)

Per Common Share Data:

Net income (loss): Basic	$0.10	$(0.46)		$(0.07)		$(0.33)	$(0.24)
Net income (loss): Diluted	0.10	(0.46)		(0.07)		(0.33)	(0.24)

Book Value						$14.86	$14.80

Weighted average shares outstanding:
Basic	13,690	13,581		13,348		13,563	8,241
Diluted	13,690	13,581		13,348		13,563	8,241

Balance Sheet Data:

Total assets	$2,234,472	$2,232,021	0%			$2,234,472	$2,147,759	4%
Loans (net)	1,357,587	1,374,743	(1)			1,357,587	1,429,392	(5)
Allowance for loan losses	21,618	21,169	2			21,618	14,391	50
Investment securities	665,588	635,930	5			665,588	506,651	31
Total deposits	1,832,179	1,928,684	(5)			1,832,179	1,814,733	1
Core deposits	1,770,201	1,885,510	(6)			1,770,201	1,783,319	(1)
Stockholders' equity	205,351	209,796	(2)			205,351	200,022	3

Capital:

Stockholders' equity to total assets		9.40%				9.19%	9.31%
Leverage ratio		10.76				10.68	11.31
Risk based capital ratios:
Tier 1		14.00				14.58	13.88
Total Capital		15.25				15.83	14.71

Performance Ratios:

Cost of funds	0.78%	0.83%		1.06%		0.85%	1.16%
Deposit cost of funds	0.66	0.70		0.94		0.72	1.02
Net interest margin	3.89	3.86		3.75		3.89	3.80
Return on average assets	0.26	(1.11)		(0.17)		(0.20)	(0.09)
Return on average total stockholders' equity	2.75	(11.54)		(1.76)		(2.09)	(1.34)

Asset Quality:

Net charge-offs (annualized) to average loans outstanding		2.35%				0.98%	1.02%
Nonperforming assets to total period-end assets		2.83				2.68	2.12
Allowance for loan losses to total period-end loans		1.52				1.57	1.00
Allowance for loan losses to nonperforming loans		38				41	38
Nonperforming assets to capital and reserves		27				26	21

Metro Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets (unaudited)

		December 31,	December 31,
	( dollars in thousands, except share and per share amounts)	2010	2009
Assets	Cash and cash equivalents	$32,858	$40,264
	Federal funds sold	-	-
	Cash and cash equivalents	32,858	40,264
	Securities, available for sale at fair value	438,012	388,836
	Securities, held to maturity at cost
	(fair value 2010: $224,202; 2009: $119,926 )	227,576	117,815
	Loans, held for sale	18,605	12,712
	Loans receivable, net of allowance for loan losses
	(allowance 2010: $21,618 & 2009: $14,391)	1,357,587	1,429,392
	Restricted investments in bank stock	20,614	21,630
	Premises and equipment, net	88,162	93,780
	Other assets	51,058	43,330
	Total assets	$2,234,472	$2,147,759

Liabilities	Deposits:
	Noninterest-bearing	$340,956	$319,850
	Interest-bearing	1,491,223	1,494,883
	Total deposits	1,832,179	1,814,733
	Short-term borrowings and repurchase agreements	140,475	51,075
	Long-term debt	29,400	54,400
	Other liabilities	27,067	27,529
	Total liabilities	2,029,121	1,947,737

Stockholders'	Preferred stock - Series A noncumulative; $10.00 par value
Equity	1,000,000 shares authorized; 40,000 shares issued and outstanding	400	400
	Common stock - $1.00 par value; 25,000,000 shares authorized;
	issued and outstanding shares - 2010: 13,748,384 & 2009: 13,448,447	13,748	13,448
	Surplus	151,545	147,340
	Retained earnings	45,288	49,705
	Accumulated other comprehensive loss	(5,630)	(10,871)
	Total stockholders' equity	205,351	200,022
	Total liabilities and stockholders' equity	$2,234,472	$2,147,759

Metro Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
	(in thousands, except per share amounts)	2010	2009	2010	2009

Interest	Loans receivable, including fees :
Income	Taxable	$17,585	$17,779	$70,423	$74,113
	Tax - exempt	1,015	1,198	4,521	4,345
	Securities :
	Taxable	5,905	4,827	22,275	19,858
	Tax - exempt	0	16	14	65
	Federal funds sold	3	2	14	2

	Total interest income	24,508	23,822	97,247	98,383

Interest	Deposits	3,171	4,249	13,467	17,287
Expense	Short-term borrowings	75	62	317	1,038
	Long-term debt	816	936	3,613	4,452

	Total interest expense	4,062	5,247	17,397	22,777
	Net interest income	20,446	18,575	79,850	75,606
	Provision for loan losses	2,600	1,800	21,000	12,425
	Net interest income after provision for loan losses	17,846	16,775	58,850	63,181

Noninterest	Service charges, fees and other operating income	7,015	6,941	26,681	24,681
Income	Gains on sales of loans	1,329	252	2,434	546
	Total fees and other income	8,344	7,193	29,115	25,227
	Other-than-temporary impairment losses	(542)	120	(2,005)	(4,793)
	Portion of loss recognized in other comprehensive income (before taxes)	542	(136)	1,043	2,452
	Net impairment loss on investment securities	0	(16)	(962)	(2,341)
	Gains on sales/call of securities (net)	1,765	1	2,801	1,571
	Debt prepayment charge	(1,574)	0	(1,574)	0
	Total noninterest income	8,535	7,178	29,380	24,457

Noninterest	Salaries and employee benefits	10,397	11,485	41,494	43,426
Expenses	Occupancy	1,953	2,207	8,429	8,166
	Furniture and equipment	1,179	1,350	5,134	4,766
	Advertising and marketing	827	876	2,967	2,751
	Data processing	3,251	2,416	13,121	9,155
	Postage and supplies	257	713	920	2,278
	Regulatory assessments and related fees	1,193	736	4,598	3,992
	Telephone	882	1,147	3,492	4,134
	Loan expense	481	430	1,658	1,581
	Foreclosed real estate	11	289	1,380	578
	Core system conversion/branding (net)	0	1,440	0	917
	Mergers/acquisition	0	110	17	765
	Consulting fees	1,841	420	4,508	762
	Other	2,276	2,027	9,385	8,439
	Total noninterest expenses	24,548	25,646	97,103	91,710
	Income (loss) before taxes	1,833	(1,693)	(8,873)	(4,072)
	Provision (benefit) for federal income taxes	376	(803)	(4,536)	(2,174)
	Net income (loss)	$1,457	$(890)	$(4,337)	$(1,898)
	Net income (loss) per common share :
	Basic	$0.10	$(0.07)	$(0.33)	$(0.24)
	Diluted	0.10	(0.07)	(0.33)	(0.24)
	Average Common and Common Equivalent Shares Outstanding:
	Basic	13,690	13,348	13,563	8,241
	Diluted	13,690	13,348	13,563	8,241

Metro Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)
	Quarter ending,									Year-to-date,

	December 2010			September 2010			December 2009			December 2010			December 2009
	Average		Average	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities:
Taxable	$675,262	$5,905	3.50%	$571,177	$5,320	3.73%	$493,960	$4,827	3.91%	$595,378	$22,275	3.74%	$488,415	$19,858	4.07%
Tax-exempt	-	-	-	-	-	-	1,624	25	6.07	334	20	6.09	1,624	100	6.16
Total securities	675,262	5,905	3.50	571,177	5,320	3.73	495,584	4,852	3.92	595,712	22,295	3.74	490,039	19,958	4.07
Federal funds sold	6,066	3	0.13	32,518	10	0.13	5,457	2	0	11,106	14	0.12	1,375	2	0
Loans receivable:
Mortgage and construction	754,968	10,559	5.49	742,825	10,362	5.47	730,255	10,305	5.54	736,724	41,295	5.54	744,007	42,502	5.65
Commercial loans and lines of credit	323,945	4,260	5.15	363,524	4,582	4.94	379,724	4,494	4.64	363,574	17,995	4.89	382,074	18,875	4.87
Consumer	213,158	2,766	5.14	212,168	2,768	5.17	219,349	2,980	5.38	213,134	11,133	5.22	244,569	12,736	5.20
Tax-exempt	100,884	1,538	6.02	119,778	1,827	6.02	118,006	1,845	6.15	112,793	6,851	6.02	106,572	6,683	6.23
Total loans receivable	1,392,955	19,123	5.39	1,438,295	19,539	5.34	1,447,334	19,624	5.33	1,426,225	77,274	5.36	1,477,222	80,796	5.41
Total earning assets	$2,074,283	$25,031	4.76%	$2,041,990	$24,869	4.80%	$1,948,375	$24,478	4.95%	$2,033,043	$99,583	4.86%	$1,968,636	$100,756	5.08%

Sources of Funds
Interest-bearing deposits:
Regular savings	$319,000	$356	0.44%	$316,626	$367	0.46%	$308,961	$435	0.56%	$324,698	$1,514	0.47%	$329,799	$1,930	0.59%
Interest checking and money market	991,108	1,516	0.61	960,166	1,570	0.65	888,560	2,003	0.89	946,982	6,501	0.69	795,835	7,342	0.92
Time deposits	211,339	1,218	2.29	212,490	1,259	2.35	250,009	1,744	2.77	216,434	5,189	2.40	254,086	7,750	3.05
Public funds time	62,061	81	0.52	44,743	75	0.67	30,310	67	0.88	41,608	263	0.63	17,557	265	1.51
Total interest-bearing deposits	1,583,508	3,171	0.79	1,534,025	3,271	0.85	1,477,840	4,249	1.14	1,529,722	13,467	0.88	1,397,277	17,287	1.24
Short-term borrowings	47,036	75	0.63	34,262	55	0.63	40,192	62	0.60	52,170	317	0.60	172,870	1,038	0.59
Other borrowed money	14,130	155	4.29	25,000	274	4.29	25,000	275	4.29	22,260	968	4.29	40,822	1,807	4.37
Junior subordinated debt	29,400	661	9.00	29,400	661	9.00	29,400	661	9.00	29,400	2,645	9.00	29,400	2,645	9.00
Total interest-bearing liabilities	1,674,074	4,062	0.96	1,622,687	4,261	1.04	1,572,432	5,247	1.32	1,633,552	17,397	1.06	1,640,369	22,777	1.39
Demand deposits (noninterest-bearing)	333,499			331,925			306,146			332,099			303,963
Sources to fund earning assets	2,007,573	4,062	0.80	1,954,612	4,261	0.86	1,878,578	5,247	1.11	1,965,651	17,397	0.88	1,944,332	22,777	1.17
Noninterest-bearing funds (net)	66,710			87,378			69,797			67,392			24,304
Total sources to fund earning assets	$2,074,283	$4,062	0.78%	$2,041,990	$4,261	0.83%	$1,948,375	$5,247	1.06%	$2,033,043	$17,397	0.85%	$1,968,636	$22,777	1.16%
Net interest income and margin
on a tax-equivalent basis		$20,969	3.98%		$20,608	3.98%		$19,231	3.89%		$82,186	4.00%		$77,979	3.92%
Tax-exempt adjustment		523			621			656			2,336			2,373
Net interest income and margin		$20,446	3.89%		$19,987	3.86%		$18,575	3.75%		$79,850	3.89%		$75,606	3.80%

Other Balances:
Cash and due from banks	$46,052			$44,695			$46,702			$44,583			$43,665
Other assets	119,821			106,814			104,304			113,172			86,456
Total assets	2,240,156			2,193,499			2,099,381			2,190,798			2,098,757
Other liabilities	22,020			27,062			19,649			17,695			12,270
Stockholders' equity	210,563			211,825			201,154			207,452			142,155

Metro Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	Three Months Ended		Twelve Months Ended
(dollar amounts in thousands)	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Balance at beginning of period	$21,169	$14,618	$14,391	$16,719
Provisions charged to operating expense	2,600	1,800	21,000	12,425
	23,769	16,418	35,391	29,144

Recoveries on loans charged-off:
Commercial	23	(47)	414	92
Consumer	1	1	8	6
Real estate	60	169	100	210
Total recoveries	84	123	522	308

Loans charged-off:
Commercial	(587)	(1,181)	(6,127)	(7,405)
Consumer	(22)	0	(139)	(21)
Real estate	(1,626)	(969)	(8,029)	(7,635)

Total charged-off	(2,235)	(2,150)	(14,295)	(15,061)

Net charge-offs	(2,151)	(2,027)	(13,773)	(14,753)

Balance at end of period	$21,618	$14,391	$21,618	$14,391

Net charge-offs (annualized) as a percentage of
average loans outstanding	0.62%	0.56%	0.98%	1.02%

Allowance for loan losses as a percentage of
period-end loans	1.57%	1.00%	1.57%	1.00%

Metro Bancorp, Inc. and Subsidiaries
Summary of Nonperforming Loans and Assets
(unaudited)

The following table presents information regarding nonperforming loans and assets as of December 31, 2010 and for the preceding four quarters
(dollar amounts in thousands).

	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Nonaccrual loans:
Commercial	$23,103	$21,536	$25,327	$13,142	$14,254
Consumer	1,579	1,871	1,437	1,064	654
Real Estate:
Construction	14,155	15,120	17,879	17,424	11,771
Mortgage	13,351	17,021	17,723	14,419	11,066
Total nonaccrual loans	52,188	55,548	62,366	46,049	37,745
Loans past due 90 days or more
and still accruing	650	628	687	249	0
Renegotiated loans	177	178	171	0	0
Total nonperforming loans	53,015	56,354	63,224	46,298	37,745

Foreclosed real estate	6,768	6,815	7,367	7,154	7,821

Total nonperforming assets	$59,783	$63,169	$70,591	$53,452	$45,566

Nonperforming loans to total loans	3.84%	4.04%	4.39%	3.28%	2.61%

Nonperforming assets to total assets	2.68%	2.83%	3.22%	2.46%	2.12%

Nonperforming loan coverage	41%	38%	26%	33%	38%

Allowance for loan losses as a percentage
of total period-end loans	1.57%	1.52%	1.12%	1.08%	1.00%

Nonperforming assets / capital plus allowance for loan losses	26%	27%	31%	24%	21%